UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): July 14, 2006
Cygnus Oil and Gas Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50228 (Commission File Number)	33-0967974 (I.R.S. Employer Identification Number)

1600 Smith Street, Suite 5100 Houston, Texas	77002

(Address of Principal Executive Offices)	(Zip Code)
(713) 784-1113
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(d) Election of New Director.
     Effective as of July 14, 2006, the Company’s Board of Directors elected Alfred J. Moran, Jr., Ted E. Davis and Ralph McBride as members of the Board of Directors. Although no committee appointments have been made, it is anticipated that Mr. Moran will serve on the Audit Committee, the Nominating/Corporate Governance Committee and the Compensation Committee, Mr. Davis will serve on the Audit Committee, the Nominating/Corporate Governance Committee and the Compensation Committee and Mr. McBride will serve on the Nominating/Corporate Governance Committee and the Compensation Committee.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description

99.1	Press release of Cygnus Oil and Gas Corporation dated July 17, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cygnus Oil and Gas Corporation
Date: July 17, 2006	By:	/s/ Stephen C. Haynes
Stephen C. Haynes
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Cygnus Oil and Gas Corporation dated July 17, 2006.

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